EXHIBIT 23(E)(2)

                                                        Dated: As of May 1, 2001

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             MMA PRAXIS MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                            d/b/a BISYS FUND SERVICES
           (formerly known as The Winsbury Company Limited Partnership
                           d/b/a The Winsbury Company)

Name of Fund

MMA Praxis Intermediate Income Fund
MMA Praxis Core Stock Fund
MMA Praxis International Fund
MMA Praxis Value Index Fund

                                                 MMA PRAXIS MUTUAL FUNDS

                                                 By: /s/ Greg Maddox
                                                     -----------------------

                                                 Name: Greg Maddox

                                                 Title: Vice President

                                                 BISYS FUND SERVICES LIMITED
                                                 PARTNERSHIP

                                                 By: BISYS Fund Services, Inc.
                                                        General Partner

                                                 By: /s/ William J. Tomko
                                                     -----------------------

                                                 Name: William J. Tomko

                                                 Title: President

                                                        Dated: As of May 1, 2001

                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             MMA PRAXIS MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                            d/b/a BISYS FUND SERVICES
           (formerly known as The Winsbury Company Limited Partnership
                           d/b/a The Winsbury Company)

Name of Distribution Plan Fund

MMA Praxis Intermediate Income Fund
MMA Praxis Core Stock Fund
MMA Praxis International Fund
MMA Praxis Value Index Fund

                                                  MMA PRAXIS MUTUAL FUNDS

                                                  By: /s/ Greg Maddox
                                                      -----------------------

                                                  Name: Greg Maddox

                                                  Title: Vice President

                                                  BISYS FUND SERVICES LIMITED
                                                  PARTNERSHIP

                                                  By: BISYS Fund Services, Inc.
                                                         General Partner

                                                  By: /s/ William J. Tomko
                                                      -----------------------

                                                  Name: William J. Tomko

                                                  Title: President

                                                        Dated: As of May 1, 1999

                                   SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             MMA PRAXIS MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                            d/b/a BISYS FUND SERVICES

                   DISTRIBUTION SERVICES PLAN - CLASS A SHARES

This Plan (the "Plan") constitutes the distribution services plan of the Class A Shares of the MMA Praxis Mutual Funds, a Delaware business trust (the "Trust"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). The Plan relates to the Class A Shares of those investment portfolios ("Funds") identified on Schedule B of the Trust's Distribution Agreement, as amended from time to time (the "Distribution Plan Funds").

Section I. Subject to the limitations on the payment of asset-based sales charges set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, each Distribution Plan Fund shall pay to BISYS Fund Services, the distributor (the "Distributor") of the Trust's units of beneficial interest (the "Shares"), or to third parties in accordance with
Section 2, an aggregate fee in an amount not to exceed on an annual basis 0.50% of the average daily net asset value of such Fund's Class A Shares (the "Distribution Fee") for distribution related activities; provided, however, that not more than 0.25% of the average daily net asset value of such Fund may be used for general distribution purposes (including but not limited to commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses) and up to .25% of the average daily net asset value of such Fund may be used as a service fee as defined by
Section 2830 of the Conduct Rules. Payments may be made under this Plan to finance or to reimburse marketing expenses, including sales commissions, advertising seminars and other marketing activities. Payments under the Plan may be made in the form of a service fee to financial institutions and broker/dealers (a "Servicing Organization") for Shareholder services pursuant to an agreement between the Distributor and the Servicing Organization. For purposes of the Plan, a Servicing Organization may include the Distributor or any of its affiliates or subsidiaries.

Section 2. The Distribution Fee shall be paid by the Distribution Plan Funds to the Distributor, or directly to third parties at the direction of the Distributor, to compensate or to reimburse the Distributor or the third party for expenses incurred pursuant to Section 1.

Section 3. The Plan shall not take effect with respect to a Distribution Plan Fund until it has been approved by a vote of at least a majority of the outstanding voting securities of such Fund.

Section 4. The Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) or both (a) the Trustees of the Trust, and (b) the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on the Plan or such agreement.

Section 5. The Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for the approval of the Plan in Section 4.

Section 6. Any person authorized to direct the disposition of monies paid or payable by the Distribution Plan Funds pursuant to the Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. The Plan may be terminated at any time by vote of a majority of the Independent Trustees, or by vote of a majority of a Distribution Plan Fund's outstanding voting securities.

Section 8. All agreements with any person relating to implementation of the Plan shall be in writing, and any agreement related to the Plan shall provide:

         (a) That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Distribution Plan Fund, on not more than 60 days' written notice to any other party to the agreement; and

         (b) That such agreement shall terminate automatically in the event of its assignment.

Section 9. The Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 1 hereof without approval in the manner provided in Section 3 hereof, and all material amendments to the Plan shall be approved in the manner provided for approval of the Plan in Section 4.

Section 10. As used in the Plan, (a) the term "Independent Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, and (b) the terms "assignment," "interested person" and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities Exchange Commission.

                                                        Dated: As of May 1, 1999

                                   SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             MMA PRAXIS MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                            d/b/a BISYS FUND SERVICES

                   DISTRIBUTION SERVICES PLAN - CLASS B SHARES

This Plan (the "Plan") constitutes the distribution services plan of the Class B Shares of the MMA Praxis Mutual Funds, a Delaware business trust (the "Trust"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). The Plan relates to the Class B Shares of those investment portfolios ("Funds") identified on Schedule B of the Trust's Distribution Agreement, as amended from time to time (the "Distribution Plan Funds").

Section 1. Subject to the limitations on the payment of asset-based sales charges set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, each Distribution Plan Fund shall pay to BISYS Fund Services, the distributor (the "Distributor") of the Trust's units of beneficial interest (the "Shares"), or to third parties in accordance with
Section 2, an aggregate fee in an amount not to exceed on an annual basis 1% of the average daily net asset value of such Fund's Class B Shares (the "Distribution Fee") for distribution related activities; provided, however, that not more than .75% of the average daily net asset value of such Fund may be used for general distribution purposes (including but not limited to commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses) and up to .25% of the average daily net asset value of such Fund may be used as a service fee as defined by
Section 2830 of the Conduct Rules. Payments may be made under this Plan to finance or to reimburse marketing expenses, including sales commissions, advertising seminars and other marketing activities. Payments under the Plan may be made in the form of a service fee to financial institutions and broker/dealers (a "Servicing Organization") for Shareholder services pursuant to an agreement between the Distributor and the Servicing Organization. For purposes of the Plan, a Servicing Organization may include the Distributor or any of its affiliates or subsidiaries.

Section 2. The Distribution Fee shall be paid by the Distribution Plan Funds to the Distributor, or directly to third parties at the direction of the Distributor, to compensate or to reimburse the Distributor or the third party for expenses incurred pursuant to Section 1.

Section 3. The Plan shall not take effect with respect to a Distribution Plan Fund until it has been approved by a vote of at least a majority of the outstanding voting securities of such Fund.

Section 4. The Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) or both (a) the Trustees of the Trust, and (b) the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on the Plan or such agreement.

Section 5. The Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for the approval of the Plan in Section 4.

Section 6. Any person authorized to direct the disposition of monies paid or payable by the Distribution Plan Funds pursuant to the Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. The Plan may be terminated at any time by vote of a majority of the Independent Trustees, or by vote of a majority of a Distribution Plan Fund's outstanding voting securities.

Section 8. All agreements with any person relating to implementation of the Plan shall be in writing, and any agreement related to the Plan shall provide:

         (a) That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Distribution Plan Fund, on not more than 60 days' written notice to any other party to the agreement; and

         (b) That such agreement shall terminate automatically in the event of its assignment.

Section 9. The Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 1 hereof without approval in the manner provided in Section 3 hereof, and all material amendments to the Plan shall be approved in the manner provided for approval of the Plan in Section 4.

Section 10. As used in the Plan, (a) the term "Independent Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, and (b) the terms "assignment," "interested person" and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities Exchange Commission.

                                                        Dated: As of May 1, 2001

                                   SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             MMA PRAXIS MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                            d/b/a BISYS FUND SERVICES
           (formerly known as The Winsbury Company Limited Partnership
                           d/b/a The Winsbury Company)

Name of CDSL Fund

MMA Praxis Intermediate Income Fund
MMA Praxis Core Stock Fund
MMA Praxis International Fund
MMA Praxis Value Index Fund

                                                   MMA PRAXIS MUTUAL FUNDS

                                                   By: /s/ Greg Maddox
                                                       -----------------------

                                                   Name: Greg Maddox

                                                   Title: Vice President

                                                   BISYS FUND SERVICES LIMITED
                                                   PARTNERSHIP

                                                   By: BISYS Fund Services, Inc.
                                                           General Partner

                                                   By: /s/ William J. Tomko
                                                       -----------------------

                                                   Name: William J. Tomko

                                                   Title: President